Exhibit (h)(44)

AMENDED AND RESTATED SCHEDULE A

TO THE ADMINISTRATION AGREEMENT

BY AND BETWEEN NORTHERN FUNDS AND

NORTHERN TRUST INVESTMENTS, INC.*

DATED JANUARY 1, 2009

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of May 18, 2012:

Money Market Fund

U.S. Government Money Market Fund

Municipal Money Market Fund

U.S. Government Select Money Market Fund

California Municipal Money Market Fund

U.S. Government Fund

Fixed Income Fund

Intermediate Tax-Exempt Fund

Tax-Exempt Fund

Income Equity Fund

Large Cap Equity Fund (formerly known as

Growth Equity Fund)

Large Cap Growth Fund (formerly known as

Select Equity Fund)

Small Cap Value Fund

Technology Fund

Stock Index Fund

Short-Intermediate U.S. Government Fund

California Intermediate Tax-Exempt Fund

Arizona Tax-Exempt Fund

California Tax-Exempt Fund

Small Cap Index Fund

Mid Cap Growth Fund

High Yield Municipal Fund

High Yield Fixed Income Fund

Global Fixed Income Fund

Small Cap Core Fund (formerly known as

Small Cap Growth Fund)

Large Cap Value Fund

International Equity Fund (formerly known as International Growth Equity Fund)

International Equity Index Fund

Mid Cap Index Fund

Enhanced Large Cap Fund

Emerging Markets Equity Index Fund (formerly known as Emerging Markets Equity Fund)

Multi-Manager Mid Cap Fund

Multi-Manager Small Cap Fund

Multi-Manager International Equity Fund

Global Real Estate Index Fund

Bond Index Fund

Multi-Manager Large Cap Fund

Short-Intermediate Tax-Exempt Fund

Global Sustainability Index Fund

Developed International Small Cap Index Fund

Multi-Manager Emerging Markets Equity Fund

Multi-Manager Global Real Estate Fund

Ultra-Short Fixed Income Fund

Tax-Advantaged Ultra-Short Fixed Income

Fund

Multi-Manager High Yield Opportunity Fund

Investors Money Market Fund

Investors AMT-Free Municipal Money Market

Fund

Investors U.S. Government Money Market

Fund

Global Tactical Asset Allocation Fund

Multi-Manager Global Listed Infrastructure Fund

*	As of December 31, 2010, Northern Trust Investments, N.A. is Northern Trust Investments, Inc.

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN FUNDS		NORTHERN TRUST INVESTMENTS, INC.

By:	/s/ Lloyd A. Wennlund	By:	/s/ Eric Schweitzer
Title:	President	Title:	Senior Vice President